Exhibit 10.20

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT

FIRST AMENDMENT TO AMENDED AND RESTATED LICENSE AGREEMENT, (“Amendment”) effective as of June 8, 2009 (“Effective Date”), by and between The University of North Carolina at Chapel Hill, having an address at 104 Airport Drive, CB# 1350, Chapel Hill, North Carolina 27599-1350, (“University”), and Liquidia Technologies, Inc, a corporation existing under the laws of Delaware, and having its principal headquarters at Suite 100, 419 Davis Drive, Durham, NC 27713 (“Licensee”).

WITNESSETH:

WHEREAS, Licensee and University have entered into an Amended and Restated License Agreement dated as of December 15, 2008 (“Agreement”); and

WHEREAS; Licensee and University wish to amend the Agreement upon the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained in the Agreement and herein, the parties hereto agree as follows:

1.                                      Sections 3.4.1 and 3.4.2 of Section 3.4 of Article 3 are hereby amended and replaced in their entirety with the following new Sections 3.4.1 and 3.4.2:

3.4.1 In respect to sublicenses granted by LICENSEE under Article 6 below, LICENSEE shall pay to UNIVERSITY [***] percent ([***]%) of any fees, minimum royalties, and any consideration other than royalties that LICENSEE receives from each sublicensee for any rights granted under a sublicense agreement within [***] ([***])[***] of receiving any such payments from each such sublicense. LICENSEE shall not be required to make such payment to UNIVERSITY on fees or other consideration received by LICENSEE from sublicensees as: (i) payment or reimbursement for research and development (including joint development) activities by LICENSEE in connection with LICENSED PRODUCTS or the INVENTIONS (provided that (a) LICENSEE provides to UNIVERSITY the statement of work, including, to the extent available, a reasonable budget, for each research and development program prior to engaging in each such research and development program and (b) any subsequent sale of such LICENSED PRODUCTS shall be subject to the royalty calculations herein); (ii) payment for LICENSEE services provided in connection with any sublicense provided that such services do not require use of INVENTIONS or UNIVERSITY TECHNOLOGY, (iii) a loan that is not convertible to shares of LICENSEE’s stock and that bears market rate interest, (iv) the purchase of LICENSEE’s equity

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

securities at fair market value, (v) reimbursement of patent costs, or (vi) proceeds from private or governments research grants to LICENSEE.

3.4.2 LICENSEE shall pay to UNIVERSITY [***] percent ([***]%) of royalty payments LICENSEE receives from each sublicensee; provided, however, that in no event shall the royalty rate paid by LICENSEE to UNIVERSITY be less than [***] percent ([***]%) of NET SALES of LICENSED PRODUCTS sold by each sublicensee and no greater than [***] percent ([***]%) of NET SALES of LICENSED PRODUCTS sold by each sublicensee. LICENSEE shall pay to UNIVERSITY said royalties on the LICENSED PRODUCTS concurrently with the making of quarterly written reports as provided in Section 4.1 below. LICENSEE may request that UNIVERSITY accept a royalty rate less than [***] percent ([***]%) of NET SALES of LICENSED PRODUCTS sold by a sublicensee, provided that LICENSEE submits financial details that justify such request; such request shall be denied or accepted at UNIVERSITY’s sole discretion. In the event that the definition of “net sales” agreed to between LICENSEE and one of its sublicensees differs from the definition of NET SALES herein, the parties shall execute a consent letter memorializing such net sales definition between LICENSEE and such sublicensee and providing that such definition shall be used for purposes of the calculation set forth in this Section 3.4.2.

2.                                      Article 5 shall be amended and replaced in its entirety with the following new Article 5.

5.1                               LICENSEE will use commercially reasonable efforts, taking into account the financial condition of LICENSEE and general business and market conditions, to meet all obligations under the performance milestones set forth in Exhibit B, which is attached hereto. If LICENSEE is unable to satisfy the milestones set forth in Exhibit B, UNIVERSITY hereby agrees that:

(i)                                     LICENSEE shall have [***] ([***])[***] from receiving notice from UNIVERSITY of LICENSEE’s failure to meet or achieve a milestone to cure any such failure (“Cure Period”). Any efforts or activities undertaken by LICENSEE’s AFFILIATES or sublicensees will be treated as LICENSEE’s efforts and activities for purposes of determining LICENSEE’s compliance with the terms of this Article 5.

(ii)                                  During the [***] Cure Period, UNIVERSITY and LICENSEE shall negotiate in good faith to revise the milestone(s) to reflect an appropriate milestone(s) at the time taking into account the financial condition of LICENSEE and general business and market conditions.

(iii)                               If LICENSEE is unable to cure a failure to satisfy a milestone set forth in Exhibit B under Section 5.1(i) and UNIVERSITY and

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

LICENSEE have not reached an agreement to revise such milestone under Section 5.1(ii) then UNIVERSITY shall have the right to elect to have LICENSEE and UNIVERSITY negotiate in good faith to have one SPECIFIC LICENSED FIELD excluded from this LICENSE AGREEMENT. In the event that LICENSEE and UNIVERSITY cannot agree on such SPECIFIC LICENSED FIELD to be excluded from this LICENSE AGREEMENT within [***] ([***])[***] of UNIVERSITY’S notice of election to negotiate in good faith to have one SPECIFIC LICENSED FIELD excluded from this LICENSE AGREEMENT (“NEGOTIATION PERIOD”) then LICENSEE shall designate the SPECIFIC LICENSED FIELD to be so excluded by written documentation to UNIVERSITY within [***] ([***])[***] of the expiration of such NEGOTIATION PERIOD (“DESIGNATION PERIOD”). In the event that LICENSEE fails to designate the SPECIFIC LICENSED FIELD prior to the expiration of the DESIGNATION PERIOD, then UNIVERSITY, at its sole discretion, shall be entitled to select the SPECIFIC LICENSED FIELD to be excluded from the then-existing LICENSED FIELD; provided, however, that UNIVERSITY shall not exclude from this LICENSE AGREEMENT any SPECIFIED LICENSED FIELD for which LICENSEE has (a) previously provided a detailed commercialization plan, (b) executed a license, sublicense or other commercial agreement, including a license, sublicense or other commercial agreement with a subsidiary or new entity, or (c) in which LICENSEE or its sublicensees or AFFILIATES have made a commercial sale of LICENSED PRODUCT.                        In such event, UNIVERSITY shall select the SPECIFIC LICENSED FIELD to be excluded and the LICENSE AGREEMENT shall be amended to reflect any exclusion of such SPECIFIC LICENSED FIELD from this LICENSE AGREEMENT within thirty (30) days of the expiration of the DESIGNATION PERIOD.

3.                                      Sections 6.1, 6.3, 6.4, and 6.5, are hereby amended and replaced in their entirety with the following new Sections 6.1, 6.3, 6.4, and 6.5a and 6.5b:

6.1                               LICENSEE may sublicense any or all of the rights licensed hereunder, including the right to sublicense through multiple tiers of sublicenses, provided that LICENSEE notifies UNIVERSITY in writing and provides UNIVERSITY with a copy of each sublicense agreement and each amendment thereto within thirty (30) days after execution of each such license agreement and amendment.

6.3                               LICENSEE shall require that all sublicense agreements be consistent with the terms, conditions and limitations of the licenses granted to LICENSEE under this LICENSE AGREEMENT. In addition, LICENSEE’S sublicense agreements shall (i) include the sublicensee’s acknowledgment of the disclaimer of warranty and limitation on UNIVERSITY’s liability, pursuant to Article 10, and (ii) stipulate

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

that any LICENSED PRODUCTS used or sold in the United States shall be substantially manufactured in the United States if and as required by 35 U.S.C. § 204, as specified in Section 12.6. Notwithstanding anything to the contrary contained in this Section 6.3, the requirements of the foregoing clauses (i) and (ii) shall not apply in the case of any trial or similar sublicense granted by LICENSEE solely for the purpose of determining the suitability of any INVENTIONS for a potential development, manufacturing commercialization or other business relationship.

6.4                               Upon execution of each sublicense agreement, LICENSEE agrees to use its commercially reasonable efforts to enforce each sublicensee’s compliance with each such sublicense agreement, and LICENSEE may terminate any sublicense agreement if the sublicensee is in material breach of the sublicense agreement and fails to cure such breach within [***] ([***])[***] of LICENSEE’s discovery of such breach. Material breach by a sublicense shall include, but not be limited to, (i) failure to submit to LICENSEE an accurate report of NET SALES and (ii) failure to pay LICENSEE amounts due and owed under the sublicense agreement on the dates such payments are due.

6.5.a Any sublicense granted in accordance with this LICENSE AGREEMENT prior to expiration of this LICENSE AGREEMENT shall survive any such expiration.

6.5.b LICENSEE shall cause every sublicense agreement granted after June 1, 2009, and in accordance with this LICENSE AGREEMENT to provide LICENSEE the right to assign its rights under the sublicense to UNIVERSITY in the event that this LICENSE AGREEMENT terminates, such assignment shall be accepted by UNIVERSITY in writing within [***] ([***])[***] of receiving written notice from LICENSEE of each such assignment.

4.                                      Sections 6.6 and 6.7 are hereby deleted in their entirety and replaced with the following new Section 6.6 and 6.7.

6.6 In the event that a third party company (“PROSPECTIVE SUBLICENSEE”) wishes to commercialize a product for which they require a license under the PATENT RIGHTS (“PROPOSED PRODUCT”) in a field that LICENSEE, its AFFILIATES or any sublicensee of either of the foregoing is not then developing, producing, or using the PATENT RIGHTS, then LICENSEE may elect one of the following:

(a)                                 provide UNIVERSITY with written notice, in the form of a reasonable business development plan, that LICENSEE (i) has initiated a development program to commercialize the PROPOSED PRODUCT, or (ii) intends to initiate a development program within [***] ([***])[***] of the date of said written notice; or

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)                                 begin good faith negotiations with the PROSPECTIVE SUBLICENSEE; or

(c)                                  grant back to UNIVERSITY their rights to the PATENT RIGHTS under this LICENSE AGREEMENT in the LICENSED FIELD in which such PROPOSED PRODUCT would infringe the PATENT RIGHTS.

6.7 If LICENSEE elects to negotiate with the PROSPECTIVE SUBLICENSEE for a sublicense to develop and commercialize the PROPOSED PRODUCT as provided for in Section 6.6(b), LICENSEE shall make a good faith effort to complete negotiations with the PROSPECTIVE SUBLICENSEE within one hundred and [***] ([***])[***] from the date on which it began negotiations. This one hundred and [***] ([***])[***] period may be extended by UNIVERSITY upon documentation provided to UNIVERSITY by LICENSEE that such extension is reasonable in view of the circumstances. For the purposes of this Section, LICENSEE will have made a good faith effort to complete negotiations if it has offered a sublicense to the PROSPECTIVE SUBLICENSEE the terms of which include (i) reasonable financial terms taking into account the field in which the sublicense is being offered and LICENSEE’s obligations to UNIVERSITY pursuant to this LICENSE AGREEMENT; (ii) minimum performance requirements which would not be unreasonably burdensome upon the PROSPECTIVE SUBLICENSEE; and (iii) non-financial terms which are consistent with LICENSEE ‘s obligations to UNIVERSITY pursuant to this LICENSE AGREEMENT. In the event that LICENSEE and PROSPECTIVE SUBLICENSEE nevertheless fail to consummate any sublicensing transaction, LICENSEE shall provide written notification to UNIVERISTY providing details of the reasons for such failure and shall retain all UNIVERSITY PATENT RIGHTS and UNIVERSITY TECHNOLOGY to such PROPOSED PRODUCT and shall not be deemed to have breached the LICENSE AGREEMENT.

5.                                      Section 7.2 is hereby deleted in its entirety and replaced with the following new Section 7.2:

7.2 It is expressly agreed that, notwithstanding the provisions of any other paragraph of this LICENSE AGREEMENT, upon the occurrence of any of the following events that remain uncured after [***] ([***])[***] of receipt of written notice from UNIVERSITY describing such occurrence, then this LICENSE AGREEMENT shall automatically terminate: (i) the failure to deliver to UNIVERISTY any royalty or other payment at the time or times that the same should be due to UNIVERSITY under this LICENSE AGREEMENT, (ii) failure to provide reports as specified in Sections 4.1 and 4.2, (iii) the failure to keep complete, true and accurate accounting as specified in Section 4.3, (iv) failure to allow representative of UNIVERSITY to inspect LICENSEE’s books and records as specified in Section 4.3, (v) failure of LICENSEE to use its commercially reasonable efforts to enforce sublicense’s compliance as specified in Section 6.4, (vi) failure of LICENSEE to elect to terminate any sublicense agreement if the

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

sublicensee is in material breach and fails to cure such breach as specified in Section 6.4 and LICENSEE believes that termination of such sublicense agreement is a commercially reasonable action under the circumstances, (vii) failure to indemnify and hold UNIVERSITY harmless as specified in Section 11.1, 11.2, and 11.4 and (viii) failure to possess and maintain insurance as set forth in Section 11.3.

6.                                      Section 7.5 of Article 7 of the Agreement is hereby amended and replaced in its entirety with the following new Section 7.5:

7.5                               Upon early termination of this LICENSE AGREEMENT in whole or in part, LICENSEE shall provide UNIVERSITY with a written inventory of all UNIVERSITY TECHNOLOGY and LICENSED PRODUCTS in the process of manufacture, in use or in stock. LICENSEE shall have the privilege of disposing of the inventory of such LICENSED PRODUCTS within a period of [***] ([***])[***] of such termination, and shall pay to UNIVERSITY one and [***] percent ([***]%) of NET SALES of such LICENSED PRODUCTS within thirty (30) days of such sale. LICENSEE will also have the right to complete performance of all contracts for the sale of LICENSED PRODUCTS by LICENSEE requiring use of UNIVERSITY TECHNOLOGY, PATENT RIGHTS or LICENSED PRODUCTS within and beyond said period of [***] ([***])[***] provided that the remaining term of any such contract does not exceed one year. All LICENSED PRODUCTS which are not disposed of as provided above shall be delivered to UNIVERSITY or otherwise disposed of, in UNIVERSITY’s sole discretion, and at LICENSEE’s sole expense.

7.                                      Sections 9.1 and 9.2 of Article 9 of the Agreement are hereby amended and replaced in their entirety with the following new Sections 9.1 and 9.2:

9.1                               If the production, sale or use of LICENSED PRODUCTS under this LICENSE AGREEMENT by LICENSEE results in any claim for patent infringement against LICENSEE, LICENSEE shall promptly notify UNIVERSITY thereof in writing, setting forth the facts of such claim in reasonable detail. As between the parties to this LICENSE AGREEMENT, LICENSEE shall have the first and primary right and responsibility, at its own expense, to defend and control the defense of any such claim against LICENSEE, by counsel of its own choice. It is understood that any settlement, consent judgment or other voluntary disposition of such actions must be approved by UNIVERSITY, such approval not being unreasonably withheld. Subject to the policies of the Board of Governors of UNIVERSITY, UNIVERSITY agrees to cooperate with LICENSEE in any reasonable manner deemed by LICENSEE to be necessary in defending any such action. LICENSEE shall reimburse UNIVERSITY for any out of pocket expenses incurred in providing such assistance. Notwithstanding any other provision of this Agreement, all royalties, upfront, milestone, and/or sales-based payments, and damages paid by LICENSEE and resulting from any claim for infringement against LICENSEE, a sublicensee of LICENSEE, or UNIVERSITY

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and based on LICENSEE or sublicensee’s use of UNIVERSITY TECHNOLOGY or PATENT RIGHTS shall be offset against future royalties, fees, or other payments LICENSEE owes to UNIVERSITY hereunder. All other fees and expenses, including legal fees and related expenses, incurred by LICENSEE in defending UNIVERSITY TECHNOLOGY or PATENT RIGHTS against claims for patent infringement shall be offset against future royalties, fees, and other payments LICENSEE owes to UNIVERSITY upon written approval from UNIVERSITY, such approval not to be unreasonably withheld.

9.2 In the event that any PATENT RIGHTS licensed to LICENSEE are infringed by a third party or there is misappropriation of any UNIVERSITY TECHNOLOGY by a third party, LICENSEE shall have the primary right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to such infringement or misappropriation, by counsel of its choice, including any declaratory judgment action arising from such infringement or misappropriation. It is understood that any settlement, consent judgment or other voluntary disposition of such actions must be approved by UNIVERSITY, such approval not to be unreasonably withheld. If LICENSEE recovers monetary damages from a third party, then LICENSEE shall first be reimbursed for all un-reimbursed expenses and costs incurred by LICENSEE in connection with the prosecution of such action or proceeding and then shall pay to UNIVERSITY twenty percent (20%) of the balance of such recovered monetary damages.

8.                                      Section 10.3 of Article 10 of the Agreement is hereby amended and replaced in its entirety with the following new Section 10.3:

10.3 OTHER THAN AS EXPRESSLY SET FORTH HEREIN, UNIVERSITY DISCLAIMS ALL WARRANTIES WITH REGARD TO PRODUCT(S) AND SERVICE(S) LICENSED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ALL WARRANTIES, EXPRESSED OR IMPLIED, OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE. OTHER THAN AS EXPRESSLY SET FORTH HEREIN, UNIVERSITY ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF UNIVERSITY AND INVENTORS, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT, INDIRECT, SPECIAL, AND CONSEQUENTIAL DAMAGES, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF UNIVERSITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THE MANUFACTURE, USE, OR SALE OF THE PRODUCT(S) AND SERVICE(S) LICENSED UNDER THIS AGREEMENT. LICENSEE ASSUMES ALL RESPONSIBILITY AND LIABILITY ON BEHALF OF ITSELF, ITS AFFILIATE(S) AND ITS SUBLICENSEE(S) FOR LOSS OR DAMAGE CAUSED BY A PRODUCT AND/OR SERVICE MANUFACTURED, USED, OR SOLD BY LICENSEE, ITS SUBLICENSEE(S) AND AFFILIATE(S) WHICH IS A LICENSED PRODUCT(S) AS DEFINED IN THIS AGREEMENT.

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.                                      Exhibit A to the Agreement is hereby amended and replaced in its entirety with the Exhibit A attached hereto.

10.                               As consideration for UNIVERSITY amending the PATENT RIGHTS and Exhibit A to include UNIVERSITY file 09-0078, LICENSEE shall pay UNIVERSITY [***] dollars ($[***]) within [***] ([***])[***] of the Effective Date of this Amendment.

11.                               Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit B attached hereto.

12.                               This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature Page Follows

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Amended and Restated License Agreement by their duly authorized officers or representatives.

THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL		LIQUIDIA TECHNOLOGIES, INC.

By:	/s/ Catherine Innes	By:	/s/ Bruce Boucher
Catherine Innes		Bruce Boucher
Director, Office of Technology Development		President

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

PATENT RIGHTS

A-1

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B

MILESTONES

B-1